UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 9, 2022

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

George Maxwell, Chief Executive Officer, and Ron Bain, Chief Financial Officer of VAALCO will host virtual one-on-one meetings with investors on November 9, 2022, and in such meetings may refer to an investor presentation that includes additional and supplemental information related to the Company.  VAALCO has made available a copy of such presentation on VAALCO’s web site, www.vaalco.com, in the “Investor Relations” section of the site, under “News and Events” on November 9, 2022.  A copy of the presentation is furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1993, as amended (the “Securities Act”), except as otherwise stated in such filings. Similarly, the information on VAALCO’s website shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “forecast,” “outlook,” “aim,” “target,” “will,” “could,” “should,” “may,” “likely,” “plan” and “probably” or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K may include, but are not limited to, statements relating to (i) VAALCO’s ability to realize the anticipated benefits and synergies expected from the acquisition of TransGlobe (the “Transaction”); (ii) estimates of pro forma reserves and future drilling, production and sales of crude oil and natural gas; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO’s ability to effectively integrate assets and properties it acquired as a result of the Transaction into its operations; (v) the amount and timing of stock repurchases, if any, under the Company’s Stock Buyback Program and VAALCO’s ability to enhance stockholder value through such plan; (vi) expectations regarding future exploration and the development, growth and potential of the combined company’s operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vii) expectations regarding future investments or divestitures; (viii) expectations of future dividends and returns to stockholders including share buybacks;  (ix) expectations of future balance sheet strength; (x) expectations of future equity and enterprise value; (xi) expectations of the continued listing of VAALCO’s common stock on the NYSE and LSE; (xii) VAALCO’s ability to finalize documents and effectively execute the POD for the Venus development in Block P; (xiii) expectations of future plans, priorities, focus and benefits of the Transaction; (xiv) the combined company’s environmental, social and governance related focus and commitments, and the anticipated benefits to be derived therefrom; (xv) terms of hedging contracts; and (xvi) expectations relating to resource potential and the potential to add reserves. Additionally, statements relating to “reserves” are deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, that the reserves described exist in the quantities predicted or estimated and can be profitably produced in the future. Dividends of VAALCO beyond the fourth quarter 2022 have not yet been approved or declared by the board of directors of VAALCO. VAALCO management’s expectations with respect to future dividends, annualized dividends or other returns to stockholders, including share buybacks, are forward-looking statements. Investors are cautioned that such statements with respect to future dividends and share buybacks are non-binding. The declaration and payment of future dividends or the terms of any share buybacks remain at the discretion of the board of directors of VAALCO and will be determined based on VAALCO’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, crude oil and natural gas prices, and other factors deemed relevant by the board of directors of VAALCO. The board of directors of VAALCO reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on VAALCO common stock, the board of directors of VAALCO may revise or terminate the payment level at any time without prior notice.

Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: risks relating to any unforeseen liabilities of VAALCO and/or TransGlobe; the tax treatment of the Transaction in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the right of host governments in countries where we operate to expropriate property and terminate contracts (including the Etame PSC and the Block P PSC) for reasons of public interest, subject to reasonable compensation, determinable by the respective government in its discretion; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of assets to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the Transaction may not increase VAALCO’s relevance to investors in the international E&P industry, increase capital market access through scale and diversification or provide liquidity benefits for stockholders; and other risks described under the caption “Risk Factors” in VAALCO’s 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022 and in VAALCO’s Definitive Proxy Statement on Schedule 14A filed with the SEC on August 30, 2022.  There may be additional risks that VAALCO does not presently know, or that VAALCO currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VAALCO’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. No obligation is being undertaken to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Certain Assumptions Relating to Forward-Looking Statements

Forward-looking statements or information are based on a number of factors and assumptions which have been used to develop such statements and information, but which may prove to be incorrect. Although VAALCO believes the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because VAALCO can give no assurance that such expectations will prove to be correct. Many factors could cause actual results to differ materially from those expressed or implied in any forward-looking statements contained herein.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Investor presentation, dated November 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: November 9, 2022
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller